UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. _____)

Check the appropriate box:

☐

Preliminary Information Statement

☐

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒

Definitive Information Statement

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

 (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☒

No Fee required

☐

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐

Fee paid previously with preliminary materials

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

{01140891}

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

50 East River Center Boulevard, Suite 820

Covington, Kentucky 41011

(859) 581-5111

INFORMATION STATEMENT

NOTICE OF ACTION BY WRITTEN CONSENT IN LIEU OF AN ANNUAL MEETING OF SHAREHOLDERS

August 5, 2010

DEAR SHAREHOLDER:

This notice and information statement (the “Information Statement”) is being provided to you as a shareholder of record of Valley Forge Composite Technologies, Inc., a Florida corporation (the “Company” or “we”) as of June 30, 2010, pursuant to Section 14(c) of the Securities and Exchange Act of 1934, as amended, and Title 36, Chapter 607 of the Florida Statutes.

This Information Statement is being distributed to provide you with notice that stockholders of the Company beneficially owning a majority of the outstanding shares of our common stock (the “Majority Stockholders”) have executed a written consent in lieu of an annual meeting (the “Written Consent”) with respect to the following actions (the “Actions”):  (1) re-electing the seven directors of the Company’s Board of Directors (the “Board”); and (2) amending the Company’s 2008 Equity Incentive Plan (the “2008 Plan”) to allow certain amendments to be made by the Company’s Board of Directors without stockholder approval, and to permit the Board to grant options for more than 150,000 shares of the Company’s capital stock to a plan participant in a fiscal year.  The Written Consent and the Actions will be effective on or about August 25, 2010, but no earlier than 20 days after the mailing of this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE ACTIONS HAVE ALREADY BEEN APPROVED BY THE WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS, TO BE EFFECTIVE ON OR ABOUT AUGUST 25, 2010.  A VOTE OF THE REMAINING STOCKHOLDERS IS NOT NECESSARY.  THIS IS NOT A NOTICE OF MEETING OF THE SHAREHOLDERS AND NO SHAREHOLDERS MEETING WILL BE HELD TO CONSIDER THE ACTIONS.

A copy of the Company’s Annual Report on Form 10-K accompanies this Information Statement.

By Order of the Board of Directors

August 5, 2010	By:	/s/ Louis J. Brothers
Louis J. Brothers
Chairman and CEO

{01140891}

TABLE OF CONTENTS

Page

INFORMATION STATEMENT INTRODUCTION

1

SUMMARY

3

INFORMATION ON CONSENTING STOCKHOLDERS AND ACTIONS IN LIEU OF AN ANNUAL MEETING  4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

5

ACTION ONE - RE-ELECTION OF DIRECTORS

6

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

12

ACTION TWO - AMENDMENT OF THE 2008 EQUITY INCENTIVE PLAN

14

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY

17

{01140891}

i

INFORMATION STATEMENT

OF

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

50 East River Center Boulevard, Suite 820

Covington, Kentucky 41011

(859) 581-5111

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Valley Forge Composite Technologies, a Florida corporation (the "Company" or “we”), is delivering this Information Statement to the holders of record of the Company's Common Stock, par value $0.001 per share (the "Common Stock") at the close of business on June 30, 2010 (the "Record Date").  As of the Record Date, there were 61,103,632 shares of Common Stock outstanding.

Each share of Common Stock is entitled to one vote per share.  Beneficial owners of approximately 61.8% of the outstanding Common Stock (the “Majority Stockholders”) have executed a Written Consent in lieu of Annual Meeting (the "Written Consent") authorizing and approving the following actions (the “Actions”): (1) re-electing of each of the seven current members of the Company’s Board of Directors (the “Board”), all of whom are identified below; and (2) amending the Company’s 2008 Equity Incentive Plan (the “2008 Plan”) to allow certain amendments to be made by the Company’s Board of Directors without stockholder approval, and to permit the Board to grant options for more than 150,000 shares of the Company’s capital stock to a plan participant in a fiscal year.  No other action has been authorized by the Written Consent.

Our Board has previously unanimously approved the Actions but does not intend to solicit any proxies or consents in connection with the Actions.  Accordingly, the Actions will not be submitted to our other stockholders for a vote.  This Information Statement is being provided pursuant to the requirements of Rule 14c−2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), solely to provide our stockholders with information regarding the Company and the Actions that will be authorized and approved by the Written Consent. This Information Statement also constitutes notice of the Actions for purposes of Section 607. 0704of the Florida Business Corporation Act.

This Information Statement is being mailed on or about August 5, 2010 to all of the Company's shareholders of record as of the Record Date.  The Written Consent and the Actions will be effective on or about August 25, 2010 (the “Effective Date”), but no earlier than 20 days after the mailing of this Information Statement.

Only one Information Statement is being delivered to two or more stockholders who share an address unless we have received a contrary instruction from one or more of such stockholders.  We will promptly deliver, upon written or oral request, a separate copy of this Information

{01140891}

Statement to a stockholder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of this Information Statement, or if in the future you would like to receive multiple copies of Information Statements or proxy statements, or annual reports, or if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at our executive offices at the address specified below.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 as filed with the SEC (the “10-K”), including the amendment thereto on Form 10-K/A (excluding exhibits) is being mailed to stockholders concurrently with this Information Statement.  We will furnish any exhibit to our Form 10−K free of charge to any shareholder upon written or oral request to the Company’s Secretary at the address or phone number specified below.  The 10−K is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made

The entire cost of furnishing this Information Statement and the 10-K will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them and will reimburse such persons for out-of-pocket expenses incurred in forwarding this Information Statement.

Copies of this information statement will also be available for viewing on our website at www.vlyf.com.

Our offices are located at 50 East River Center Boulevard, Suite 820, Covington, Kentucky 41011, and our telephone number is (859) 581-5111.

{01140891}

SUMMARY

The following summary highlights selected information from this Information Statement regarding the Actions and the Company.  The Summary may not contain all of the information that may be important to you and we encourage you to read carefully this entire Information Statement, its exhibits, and the other documents referred to herein.  Capitalized terms not otherwise defined herein have the meanings assigned to them elsewhere in this Information Statement.

Overview
The Company	We are engaged in the development and commercialization of homeland security and aerospace technologies.
Record Date	June 30, 2010
Actions

This Information Statement relates to the following two actions to be effected by the Majority Stockholders acting by written consent: (1) re-electing of each of the seven current members of the Company’s Board of Directors; and (2) amending the Company’s 2008 Equity Incentive Plan to allow certain amendments to be made by the Company’s Board of Directors without stockholder approval, and to permit the Board to grant options for more than 150,000 shares of the Company’s capital stock to a plan participant in a fiscal year.

Majority Stockholders

The Majority Stockholders – Louis J. Brothers and Larry Wilhide – each beneficially own 18,880,000 shares of our Common Stock, collectively constituting approximately 61.8% of the Common Stock issued and outstanding at the Record Date.  The Majority Stockholders have approved the Actions by Written Consent.

Mailing Date for Information Statement	August 5, 2010
Effective Date for Actions

The corporate actions approved by the Majority Stockholders by written consent will be effective on or about August 25, 2010, but no earlier than 20 days after the mailing of this Information Statement.

{01140891}

INFORMATION ON CONSENTING STOCKHOLDERS AND
ACTIONS IN LIEU OF AN ANNUAL MEETING

Pursuant to the Company’s bylaws and Florida law, a vote by the holders of at least a majority of our Common Stock is required to effect the Actions described herein.   As of the Record Date, our authorized capitalization consisted of 100,000,000 shares of Common Stock, of which 61,103,632 shares were issued and outstanding and entitled to vote.  Our common stock is our only class of voting securities. Each share of common stock has one vote per share on all matters submitted to a vote of our shareholders.

As of the Record Date, Louis J. Brothers and Larry K. Wilhide collectively have voting control of 37,760,000 shares our Common Stock, representing, in the aggregate, approximately 61.8% of the outstanding shares of our Common Stock.  Mr. Brothers is a director of the Company, and is the Company’s Chief Executive Officer, President and Chairman.  Mr. Wilhide is a director of the Company, and is also a Vice President of the Company.  Each of Messrs. Brothers and Wilhide (collectively, the “Majority Stockholders”) has executed the Written Consent, to be effective on the Effective Date, authorizing and approving the Actions.  No consideration has been or will be paid for the Written Consent, and there are no appraisal rights as a result of the approval of the Actions.

Section 607.0704 of the Florida Business Corporations Act provides that any action that is required to be taken, or that may be taken, at any annual or special meeting of shareholders of a Florida corporation may be taken, without a meeting, without prior notice and without a vote, if a written consent, setting forth the action taken, is signed by the holders of outstanding capital stock having not less than the minimum number of votes necessary to authorize such action and delivered to the Company.  Our Bylaws also expressly contemplate and allow such actions by written consent.  The Written Consent is sufficient under Section 607.0704 of the Florida Business Corporations Act and our bylaws to approve the Actions in lieu of an annual shareholder meeting.

Based on the foregoing, our Board has determined not to call an annual meeting of shareholders in 2010, and no annual meeting of shareholders of the Company was held in 2010. The Board believes it would not be in the best interests of the Company and its shareholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional shareholders in connection with these actions.

{01140891}

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Company had 61,103,632 shares of common stock issued and outstanding as of June 30, 2010.  The table below provides current ownership figures, and also figures that assume and project the exercise of all Class D and Class F warrants, which would raise the issued and outstanding shares upon such exercise to 63,989,349 shares.  There are no arrangements or agreements providing for the right to acquire additional beneficial ownership by the Company’s management.  There are no preconceived arrangements providing for a specific change of control of management of the Company upon the happening of certain future events.

All figures as of June 30, 2010

Name	Common Shares Beneficially Owned	Common Shares Issuable Upon Exercise Of Warrants	Total	% of currently outstanding shares(1)	% of outstanding shares fully diluted (2)

Directors and Executive Officers
Louis J. Brothers & Roe Brothers, Ten Ent	18,880,000		18,880,000	30.9	29.5
Larry K. Wilhide & Pat Wilhide, Ten Ent	18,880,000		18,880,000	30.9	29.5
Dr. Victor E. Alessi	24,000		24,000	*	*
Raul A. Fernandez	24,000		24,000	*	*
Richard S. Relac	29,000	5,000	34,000	*	*
Andrew T. Gilinsky	44,000		44,000	*	*
Eugene Breyer	24,000		24,000	*	*

Others
MKM Opportunity Master Fund, Ltd. (3)	5,408,659(4)	2,034,572	7,443,231(4)	9.99 (5)	9.99 (5)

All Directors and Executive Officers as a Group (7 persons)	37,905,000	5,0000	37,910,000	62.0	59.2

* Denotes beneficial ownership less than 1% of the Company’s Common Stock.

(1)

Calculated with respect to each beneficial owner in accordance with Exchange Act Rule 13d-3.

(2)

Calculated assuming the exercise of all warrants held by all beneficial  owners.

(3)

MKM Opportunity Master Fund, Ltd.’s (“MKM”) address is c/o MKM Capital Advisors, LLC, 644 Broadway, 4th Floor, New York, NY 10012.

{01140891}

(4)

Based on the amount of shares directly issued by the Company to MKM, including shares issued upon MKM’s exercise of convertible notes and exercise of warrants.

(5)

All warrants held by MKM include a limitation on exercise, which provides that at no time will MKM be entitled to exercise any number of Warrants that would result in the beneficial ownership by MKM of more than 9.99% of the outstanding shares of the Company’s Common Stock.  Without this limitation, MKM would be deemed to beneficially own 11.8% of the Company’s Common Stock (assuming exercise of MKM’s warrants) and 11.6% of the Company’s Common Stock if all outstanding warrants were exercised by MKM and all other warrant holders.  Based on this limitation, the maximum amount of shares of the Company’s Common Stock that MKM could currently own (assuming a partial exercise of MKM’s remaining warrants, but no other issuances of Common Stock) is 6,181,455 shares.

ACTION ONE
RE-ELECTION OF DIRECTORS

The Company’s Amended and Restated Articles of Incorporation provide that the Company shall have at least one director, and that the seven persons currently serving as our directors (each listed below) shall hold office until their successors are elected and qualified.

Through the Written Consent, the Majority Stockholders have acted to nominate and re-elect each of the seven current directors to serve another term as a director of the Company, until the Company’s next annual meeting and the election and qualification of his successor, or until his earlier death, removal or resignation.  Under Florida law, the Written Consent is sufficient to elect all nominees to our Board without the vote or consent of any other shareholders of the Company.  The directors new term will commence on the Effective Date.

Each director listed below has agreed to again serve as a director of the Company for the pending term.

The following table sets forth the name and, age, and position of each officer and director of the Company.

Name	Age	Position
Louis J. Brothers	58	Chairman of the Board of Directors,
		Chief Executive Officer, and President
Larry K. Wilhide	62	Director, Vice-President (Engineering)
Andrew T. Gilinsky	49	Director
Richard S. Relac	69	Director
Eugene Breyer	62	Director
Raul A. Fernandez	60	Director
Dr. Victor A. Alessi	70	Director
Keith L. McClellan	54	Vice President, General Counsel and Secretary

{01140891}

Background of Executive Officers, Directors and Significant Employees

Louis J. Brothers

A founding shareholder of the Company, since 1997 Louis J. Brothers has been the president and chairman of the board of directors of VLYF, and he became Chairman of the Board of Directors upon execution of the July 6, 2006 Share Exchange Agreement. Mr. Brothers has more than 20 years of experience in marketing, marketing support, product management and logistics in industrial products. Mr. Brothers has extensive international business experience having worked in Europe, Russia, China and Japan. In China, he was part of the management team that supervised the construction of three large industrial plants. Mr. Brothers was responsible for increasing his products’ market share in the bearing industry from 2% to 95%, in the process making valuable contacts, building business relationships with private manufacturers and the research communities and gaining important knowledge in the manufacturing and technology market segments.

From 1995 to 1999, Mr. Brothers was in charge of mid-Atlantic sales for Novamax. From 1994 to 1995, Mr. Brothers was the national sales manager of Process Research, located in Ewing, New Jersey. From 1978 to 1994 Mr. Brothers was an assistant product manager and then the product manager of two to four product lines at Quaker Chemical, located in Conshohosken, Pennsylvania. Mr. Brothers holds a Bachelor of Science Degree in Interdisciplinary Sciences from the University of Cincinnati.

Larry K. Wilhide

Larry K. Wilhide is a founder of the Company, and since its inception in 1997 has been a director and the vice-president of engineering. On July 6, 2006, Mr. Wilhide became a director of the Company upon the execution of the Share Exchange Agreement. Mr. Wilhide is a part-time employee of VLYF and since 2000 continues to work for SKF Bearing, Inc. in Hanover, Pennsylvania as a sub-contractor where he performs general engineering and design services.

Mr. Wilhide has worked as a design engineer on projects for aerospace bearings for over 25 years including cage, retainer design and spherical bearing refurbishing. He has supported general machining and grinding operations. He was team leader for computer aided design and computer numerical control programming. Additionally, Mr. Wilhide served in the U.S. Army in Korea where he held primary responsibility for arming nuclear warheads. Mr. Wilhide holds a Bachelors Degree in Mechanical Engineering.

Andrew T. Gilinsky

Andrew T. Gilinsky is a certified public accountant and has been employed since 1987 by Clairmont Paciello & Co., P.C., located in King of Prussia, Pennsylvania.  Clairmont Paciello & Co., P.C. serves as the Company’s outsourced accounting staff.  Mr. Gilinsky has served as a director of the Company since April 15, 2008

{01140891}

Eugene Breyer

Eugene Breyer has served as a director of the Company since March 25, 2008.  From December 1999 through the present, Mr. Breyer has been employed as the director of human resources for Cincinnati State Technical and Community College.  Mr. Breyer’s spouse is the sister of Mr. Brother’s spouse.

Dr. Victor E. Alessi

Dr. Victor E. Alessi has served as a director of the Company since April 15, 2008.  From 1999 until September 2007, Dr. Alessi was the Chief Executive Officer of the United States Industry Coalition, an Arlington , Virginia based non-profit organization comprised of American businesses, organizations, and research institutions dedicated to non-proliferation through the commercialization of technology emanating from the New Independent States of the former Soviet Union. Since September 2007, Dr. Alessi has been retired.

Raul A. Fernandez

Raul A. Fernandez has served as a director of the Company since April 15, 2008.  Mr. Fernandez is an information technology consultant. He has been employed by KForce Technology Staffing in Tampa, Florida since March 2007. Previously, between January 2000 and November 2006, he was the director of information technology services at Iron Mountain Information Management in Collegeville, Pennsylvania.

Richard S. Relac

Richard S. Relac has served as a director of the Company since April 15, 2008.  Mr. Relac is a professional linguist and since January 2006 has been self-employed in this capacity.  From 1983 to January 2002, Mr. Relac served the National Security Agency as an intelligence analyst and reporter, customer relations officer, and senior editor. In January 2002 he retired from federal service.  Mr. Relac remained in retired status until January 2006 when he was elected as a council member to Bonneauville Borough, Pennsylvania. He ceased being a council member in March 2009.  Also in January 2006, Mr. Relac commenced his free-lance translating service with Valley Forge Composite Technologies, Inc. as his primary customer. Mr. Relac currently operates his translating service.

Keith L. McClellan, Esq., MBA

Keith L. McClellan was appointed by the Board of Directors as the Company’s Vice President, Secretary and General Counsel, effective July 1, 2010.  Mr. McClellan has worked as in-house counsel for two commercial banks.  Since 1991, he has worked on business and legal issues associated with technology commercialization.  He is admitted to the Bar in Nevada and Kentucky.

{01140891}

Information concerning the Board of Directors and its committees

Parties Adverse to the Company

No director or executive officer of the Company, or any associate of any such director or executive officer, is a party adverse to the Company in any material legal proceeding or has any material interest adverse to the Company in any such proceeding.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of the copies of such reports furnished to us, the Company believes that during 2009, the filing requirements for its existing executive officers, directors, and greater than ten percent (10%) beneficial owners were met.

The Company believes that in 2008, the following reports for newly appointed directors’ of the Company were not filed on a timely basis:

Forms 3 for Andrew T. Gilinsky, Eugene Breyer, Dr. Victor E. Alessi, Raul A. Fernandez, and Richard S. Relac.

Independent Directors

Our independent directors are Messrs. Fernandez and Relac and Dr. Alessi.  Our definition of “independent” is that of NASDAQ Marketplace Rule 4200(a)(15).  However, the Company’s securities are not listed on any platform in the NASDAQ Stock Market.

Corporate Governance

The Board of Directors held seven meetings during 2009.  Meetings of the board have been conducted by telephone, except for a meeting held in person in December, 2009.  Each of the directors attended 75% or more of such meetings.

We have never held an annual meeting of shareholders because all actions requiring shareholder approval have been conducted by the written consent of our Majority Stockholders, Messrs. Brothers and Wilhide.

Audit Committee and Audit Committee Financial Expert

We do not have a standing audit committee, a committee performing similar functions to an audit committee, or an audit committee financial expert sitting on the board.  It is not likely that we will expand the board in 2010 to include an audit committee or an audit committee financial expert unless and until we enter into the operational phase of our core business plan.

Nominating Committee

We do not have a standing nominating committee or a formal committee performing similar functions to a nominating committee.  All consideration of director nominees is handled by Messrs. Brothers and Wilhide.

{01140891}

Transactions with Related Persons

At December 31, 2008, the Company owed Louis J. Brothers (a director, executive officer, and 10% shareholder of the Company) $326,558 for advances made to the Company. Such amount was included in the due to shareholders balance on the balance sheet at December 31, 2008.

During 2009, the Company made payments to Mr. Brothers to repay a portion of such advances.  At December 31, 2009 the Company owed Mr. Brothers $216,558 for advances made to the Company. Such amount, which is included in the due to shareholders balance on the balance sheet at December 31, 2009 earns 6% annual interest compounded quarterly, and is due on demand.  In July 2010, Mr. Brothers received a payment from the Company of $75,000 to repay an additional portion of the outstanding advance.

Mr. Richard Relac, a director of the Company, in the past has been compensated by the Company for translating services unrelated to his position as a director.  In 2009, the Company did not paid any amounts to Mr. Relac for such translating services.

Mr. Eugene Breyer, a director of the Company, has provided consulting services to the Company on human resource matters but has not been and does not expect to be compensated for such services.

Mr Andrew Gilinsky is a director of the Company. Mr. Gilinsky’s employer, Clairmont Paciello & Co., P.C., serves the Company as its outsourced accounting staff.  In 2009, the Company paid Clairmont Paciello & Co., P.C. $64,174.43 with respect to such services.

In 2009, the Company paid Rosemary A. Brothers, the wife of director Louis J. Brothers, $37,720 for administrative services.  Rosemary A. Brothers is, as of the filing date of this report, the Company’s only administrative employee.

Review, Approval or Ratification of Transactions with Related Persons

As a smaller reporting company, we are not required to report this information.

{01140891}

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Committee

We do not have a Compensation Committee. The members of our board of directors, as of December 31, 2009, were Louis J. Brothers, Larry K. Wilhide, Andrew T. Gilinsky, Eugene Breyer, Dr. Victor E. Alessi, Raul A. Fernandez, and Richard S. Relac.

Compensation Committee Interlocks and Insider Participation

All 2009 compensation-of-officer discussions occurred between Messrs. Brothers and Wilhide in their capacities as officers and directors.  Discussion of officer compensation matters did not occur between Messrs. Brothers and Wilhide and any other directors during 2009.

Compensation Committee Report

Our board of directors has not reviewed or discussed with Management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K.

EXECUTIVE COMPENSATION.

The Company paid compensation to each of the directors and executive officers in the following amounts during fiscal year 2009:

Name	Salary	Position

Louis J. Brothers	$0	As Chairman of the Board, Director
	$134,308	As Principal Executive Officer, Principal Financial Officer

Larry K. Wilhide	$0	As Director
	$100,131	As Vice-President

Messrs. Brothers and Wilhide each have the use of a Company car and each are protected by the Company’s indemnification policy for directors and officers (set forth in our bylaws).  No other fringe benefits for either of them have been awarded in fiscal year 2009 or are contemplated at this time.  No other form of compensation or incentive compensation was paid or awarded to either of them in fiscal year 2009.

{01140891}

SUMMARY COMPENSATION TABLE

		Annual Compensation						Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other ($)	Total ($)	Awards ($)	Payouts ($)

Louis J. Brothers
(Chief Executive Officer)	2009(1)	$ 134,308					$ 134,308
(Chief Executive Officer)	2008(1)	$ 115,818					$ 115,818
(President and Director)	2007	$ 128,400					$ 128,400

Larry K. Wilhide
(Vice-President and Director)	2009(2)	$ 100,131					$ 100,131
(Vice-President and Director)	2008(2)	$ 88,068					$ 88,068
(Vice-President and Director)	2007	$ 98,400					$ 98,400

(1)

Mr. Brothers salary was $128,400 for each of the Company’s 2007, 2008, and 2009 fiscal years.  Mr. Brothers elected to not draw his full salary in 2008, and received $5,908 of his unpaid 2008 salary in 2009.

(2)

Mr. Wilhide’s salary was $98,400 for each of the Company’s 2007, 2008, and 2009 fiscal years.  Mr. Wilhide elected to not draw his full salary in 2008, and received $1,731 of his unpaid 2008 salary in 2009.

 Payments to Management

In the future, Mr. Brothers and all other employees may receive commissions from their individual efforts resulting in customer purchase orders for THOR and ODIN units.

{01140891}

Director Compensation

The following table summarizes all compensation paid to our directors during 2009.  In 2009, the board of directors voted to compensate themselves in the form of restricted stock, based on 2,000 shares of restricted stock per month. Compensation commenced with respect to January 2009, but none was retroactive to 2008.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compen- sation	Nonqualified Deferred Compen- sation Earnings	All Other Compen- sation	Total
Louis J. Brothers						_	_
Larry K. Wilhide						_	_
Andrew T. Gilinsky	$ 3,000	$ 5,760				_	$ 8,760
Eugene Breyer	3,000	5,760				_	8,760
Dr. Victor E. Alessi	3,000	5,760				_	8,760
Raul A. Fernandez	3,000	5,760				_	8,760
Richard S. Relac	3,000	5,760				_	8,760

On or about October 7, 2009, each director received his stock award in one lump sum for payment of the entire year’s service, along with a $3,000 tax gross-up cash payment.

ACTION TWO
AMENDMENT OF THE 2008 EQUITY INCENTIVE PLAN

Background

On September 10, 2008 our Board authorized the adoption of and our Majority Stockholders approved, the Valley Forge Composite Technologies, Inc. 2008 Stock Incentive Plan (the “2008 Plan”). In accordance with Regulation 14C promulgated by the SEC, the 2008 Plan became effective on June 22, 2009.  A full copy of the 2008 Plan is attached as Exhibit C to our Information Statement on Schedule 14C, filed with the SEC on June 1, 2009.

On June 24 and June 25, 2010, our Board and the Majority Stockholders (through the Written Consent) authorized and approved amending the 2008 Plan to permit the Board to (i) make certain amendments to the 2008 Plan (listed below) without obtaining approval from our shareholders; and (ii) grant options for more than 150,000 shares of the Company’s capital stock to a plan participant in a fiscal year.

{01140891}

Under the terms of the 2008 Plan and Florida law, the authorization of these amendments by our Board, together with the authorization of these amendments by our Majority Stockholders pursuant to the Written Consent, is sufficient to amend the 2008 Plan in the manner contemplated without the vote or consent of any other shareholders of the Company.

The 2008 Plan, as amended in accordance with the Written Consent (the “Amended Plan”), will be effective on the Effective Date.  Except for the limited amendments discussed in this Information Statement, the Amended Plan will be on the same terms and conditions as the original 2008 Plan attached as Exhibit C to our Information Statement on Schedule 14C, filed with the SEC on June 1, 2009.

Details of the Amendments to the 2008 Plan

Removal of Stockholder Approval Requirement for Certain Amendments

Section 3.2.6 of the current 2008 Plan provides, in part, that our stockholders must approve “any amendment of the Plan that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to receive Awards under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of Awards available for issuance under the Plan, but only to the extent required by applicable law or listing requirements.”

The amendment to the 2008 Plan that has been authorized and approved by our Board and the Majority Stockholders (the “2010 Amendment”) removes the requirement for the Company’s stockholders to approve any subsequent proposed amendment that would result in one of the actions listed in items (i) – (v) of Section 3.2.6.  Pursuant to the 2010 Amendment, any such subsequent proposed amendment will require the approval of our Board, but not the approval of our stockholders.

Following the effectiveness of the 2010 Amendment, Section 3.2.6 of the Amended Plan shall state, in full:

“3.2.6.

 To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Stock Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. Except as provided in Section 3.2.8, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.”

{01140891}

Removal of Annual Limitation on Option Grants

Section 6.1 of the current 2008 plan provides that no plan participant may be granted options covering more than 150,000 shares of our common stock during any fiscal year.  The 2010 amendment removes this annual limitation on the number of options (and covered shares) that can be granted to a plan participant.

Following the effectiveness of the 2010 Amendment, Section 6.1 of the Amended Plan shall state, in full:

“6.1.

 Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants at any time and from time to time as determined by the Board. The Board shall determine the number of Shares subject to each Option.   Board may grant Incentive Stock Options, Nonqualified Stock Options, or any combination thereof.”

Best Interests of the Company.

The Board and our Majority Stockholders have determined that the 2010 Amendment is in the best interests of the Company because of the significant time and expense for the Company involved in seeking shareholder approval (or delivering notice that such shareholder approval has been obtained by written consent), and because of the flexibility removing the 150,000 annual option limitation provides to the Company.

Equity Compensation Plan Information

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders			10,000,000 (1)
Equity compensation plans not approved by security holders	-	-	-
Total			10,000,000 (1)

(1) These shares are reserved and available for issuance under the 2008 Plan.

{01140891}

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

August 5, 2010	By:	/s/ Louis J. Brothers
Louis J. Brothers
Chairman

{01140891}